Adelante Funds
Adelante U.S. Real Estate Securities Fund (the “Fund”)

Supplement dated March 28, 2008 to the Prospectus and Statement of
Additional Information dated May 31, 2007

This Supplement supersedes all information to the contrary contained in the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated May 31, 2007. You should retain this Supplement for future reference.

Adelante Capital Management LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the Fund’s Total Annual Fund Operating Expenses excluding interest, taxes, brokerage commissions and other investment related costs and extraordinary expenses of Class K shares to 1.10% and Class Y shares to 0.90% through May 31, 2009, subject to later reimbursement by the Fund in certain circumstances. (The Adviser has previously contractually agreed that in the event that the foregoing expense limitations are not renewed, the Adviser will limit the Total Annual Fund Operating Expenses for both Class K and Class Y Shares to 2.25% through January 31, 2011.) To reflect the revised contractual expense limitations, the following replaces the corresponding information in the Prospectus under the heading “Fees and Expense of the Fund.”

FEES AND EXPENSES

Class K Shares
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee	0.80%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.67%
Total Annual Fund Operating Expenses**	2.72%
Fee Waivers and/or Expense Reimbursement	1.62%
Net Expenses	1.10%

Class Y Shares
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.27%
Total Annual Fund Operating Expenses**	2.07%
Fee Waiver and/or Expense Reimbursement	1.17%
Net Expenses	0.90%

EXAMPLE

The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K	$112	$418	$967	$2,607
Class Y	$92	$359	$829	$2,130

The Example reflects the effect of the contractual expense limitations described above and assumes that the expense limitation currently in effect is succeeded on May 31, 2009 by the expense limitation ending January 31, 2011.